EXHIBIT 32.1

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

In connection with the accompanying Quarterly Report on Form 10-QSB of Brainstorm Cell Therapeutics Inc. for the period ended June 30, 2006, the undersigned hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) such Quarterly Report on Form 10-QSB for the period ended June 30, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-QSB for the period ended June 30, 2006 fairly presents, in all material respects, the financial condition and results of operations of the Registrant.




August 17, 2006                      /s/ Yoram Drucker
                                  -----------------------------------------
                                  Name:  Yoram Drucker
                                  Title: Chief Operating Officer
                                  (Principal Executive Officer)